Exhibit 99.1 FEB’19 I n v e s t o r P r e s e n t a t i o n

Focused strategy Proven execution WHY High-quality portfolio TIER? Significant value creation opportunities Flexible balance sheet Experienced management team Austin + Dallas + Houston + Charlotte + Atlanta + Denver + Nashville

THIRD + SHOAL Delivered 2018 3

Targeted Approach Focus + Strategy Experience + Innovation Service + Sustainability Legacy Union One, Dallas Domain 11 & 12, Austin (Rendering) Bank of America Plaza, Charlotte Seven Target Growth Markets Value Creation TIER ONE Property Services High-growth, demand-driven Proven track record in publicly- Unparalleled customer service & markets traded real estate companies operational excellence Amenity-rich, high-density Successful history of investing & Operating & developing to highest submarkets – TIER1 submarkets creating value in target markets sustainability standards High-quality, Class A office Ability to complete complex A leader in BOMA 360 properties transactions designations Emphasis on LIVE.WORK.PLAY Demonstrated path toward long- Significant LEED & Energy Star environments term value creation certifications 4

DOMAIN 10, 11 & 12 5

Seven Target Growth Markets

TIER REIT targets high-growth, demand-driven TIER1 submarkets that will benefit most from population and office-using employment growth



Nashville
CBD
The Gulch
West End
Denver
CBD / LoDo
Cherry Creek
Platte River
Charlotte
CBD / Uptown
SouthPark
Austin
CBD
The Domain
Southwest
Atlanta
Buckhead
Midtown
Houston
The Galleria
Westchase
Dallas
Plano Legacy
Preston Center
Uptown
Target growth market
Current market location

TIER REIT

6

Target Market Dynamics[1]

Our markets attract the evolving workforce and offer a more favorable business climate

Nashville

- Amazon and AllianceBernstein bringing thousands of jobs to Nashville
- Over 200 companies have relocated or expanded here in the past few years

Denver

- Colorado ranked fifth best state for business
- Robust economy and outdoor activities lure a young, educated workforce

Charlotte

- Second largest banking center in U.S. to include new BB&T/SunTrust HQ
- North Carolina ranked ninth best state for business

Austin

- Largest U.S. tech hub per capita outside Silicon Valley, in the best ranked state for business
- Facebook, Amazon, Google, Indeed, Oracle and Apple have tripled occupied square footage since 2011

Atlanta

- Georgia ranked seventh best state for business
- Overall asking rents continue to increase while vacancy is at historic lows in the CBD submarkets

Houston

- Energy capital of the world with 21 Fortune 500 companies
- One of the fastest growing metro populations in the U.S.

Dallas

- Major corporate expansions include McKesson, State Farm, Toyota, Liberty Mutual, JPMorgan and Charles Schwab
- Business costs 20% lower than core coastal markets

TIER REIT

1 State business rankings according to "America's Top States for Business 2018" by CNBC; additional market data according to CoStar, JLL and Forbes

7

Proven Execution1 50 $45.6 $46.7 45 ~$468mm invested 40 $37.3 Value 35 Creation 9%+ cash 30 development yield 25 20 $18.3 NAV + Dividend 15 ~$283mm estimated 10 Est. Development Cash NOI $mm $4.4 value creation 5 $3.4 0 2018 2019 2020 2021 2022 2023 Domain 8 Third + Shoal Domain 11 Domain 12 Domain 10 Delivery of Core & Shell 2Q'17 3Q’18 4Q'18 4Q’19 2Q’20 % Leased 100% 100% 98% 100% 60% Cost at Ownership % $42.2 $74.0 $114.2 $121.4 $116.2 Estimated Stabilized Cash NOI $4.7 $7.6 $10.9 $11.4 $10.1 Estimated Value Created $15.7 $31.5 $83.7 $85.6 $66.7 1 Estimated stabilized Cash NOI and value created, assuming a 5.5% exit capitalization rate less actual or budgeted development costs, at ownership share 8

9

DOMAIN 8 Delivered 2017 10

High-Quality Portfolio Approximately 98% of NOI derived from our high-growth, demand-driven target markets1 Other 2% Additional Quality Indicators Charlotte 12% Nearly 50% of NOI from properties constructed since 20121 Houston 12% NOI Over 50% of gross rents from investment- by grade & credit-equivalent tenants2 Market1 Austin 58% Dallas 16% Weighted average lease life of approximately 6.5 years1 Third + Shoal Domain 3 Interior 1 December 31, 2018 operating portfolio NOI pro forma for Third + Shoal, Domain 8, Domain 10, Domain 11, and Domain 12 at stabilization and ownership share, and disposition of Eldridge Place on 1.31.19 2 Annualized gross rents include estimated in-place cost recoveries as of 12.31.18, pro forma for Third + Shoal, Domain 8, Domain 10, Domain 11, and Domain 12 at stabilization and ownership share, and disposition of Eldridge Place on 1.31.19; credit-equivalent tenants include the U.S. Government, Facebook, and 11 tenants with an investment-grade credit rating from S&P

THE DOMAIN 3 2 d d 11 d 12 4 d d 9 8 d G D d d d 7 d 10 d Operating / in-process d development property d Future development property Operating property & future Rendering d redevelopment 12

Significant Value Creation: Austin Domain 9 Development TIER's Opportunity at The Domain (K SF) 4,000 Opportunity to create ~$1.07 to $1.38/share of incremental value1 Value 3,000 2,000 Creation NAV + 2,000 Dividend 1,000 Cash on cash 1 yield of ~8.5%+ 1,000 600 Domain 9 (Rendering) Domain 9 330 0 1 Development potential incremental value calculated using estimated stabilized NOI from above development, assuming a 5.5%-6.0% exit capitalization rate less estimated development costs 13

Significant Value Creation: Austin Domain D & G Development TIER's Opportunity at The Domain (K SF) 4,000 Currently a 5.6 acre parking lot Value 3,000 2,000 Creation Conceptual Rendering NAV + 2,000 Dividend 1,000 Opportunity to build scale & develop office adjacent 1,000 to Domain 4 site D & G 600 Domain 9 Conceptual Rendering 330 0 14

Significant Value Creation: Austin Domain Point Redevelopment TIER's Opportunity at The Domain (K SF) 4,000 Covered land play on 9.5 acres Value 3,000 2,000 Creation Domain Point 2 NAV + 2,000 Dividend Domain Point Opportunity to urbanize 1,000 Domain Point as a mixed- 1,000 use redevelopment Domain D & G 600 Domain 9 Domain Point 330 0 15

Significant Value Creation: Austin Domain 3 & 4 Redevelopment TIER's Opportunity at The Domain (K SF) 4,000 Covered land play Domain 3 & 4 on 8.8 acres Value 3,000 2,000 Creation Conceptual Rendering Domain 4 Site NAV + 2,000 Dividend Domain Point 1,000 Opportunity to increase density & bring additional 1,000 mixed-use to the heart of Domain D & G The Domain 600 Domain 9 Conceptual Rendering Domain 4 Site 330 0 16

DOMAIN REDEVELOPMENT Conceptual Rendering Domain D, G & 4 17

Significant Value Creation: Dallas

Legacy Union Two & Three Development


Legacy Union Two & Three (Rendering)


Legacy Union Three (Rendering)

Opportunity to create ~$1.47 to $1.75/share of incremental value[1]


Value
Creation
NAV +
Dividend

Cash on cash yield of ~8.5%+[1]

TIER's Opportunity at Legacy Union (K SF)


600
500
400
300
200
100
0
Legacy
Union Three
300
Legacy
Union Two
300

TIER REIT

[1] Development potential incremental value calculated using estimated stabilized NOI from above developments, assuming a 5.5%-6.0% exit capitalization rate less estimated development costs

18

Existing Future Legacy Union Three Legacy Legacy Union Union One Two Rendering Acquired 2015 & 2017 19

Flexible Balance Sheet1 Capital Structure ($mm) Debt Maturities ($mm) 31% Mortgage debt Unsecured bank debt Total estimated enterprise value: $2,101 69% Mortgage debt $ 173 Unsecured term loan 575 $300 $275 Unsecured revolver — Cash (103) Total net debt $ 645 $107 $66 2 Estimated equity value 1,456 $0 $0 Total est. enterprise value $ 2,101 2019 2020 2021 2022 2023 Thereafter Total net liquidity of $368mm 1 Data shown as of 12.31.18 pro forma for the disposition of Eldridge Place on 1.31.19 2 Estimated equity value is based on common stock, restricted stock, and restricted stock units outstanding multiplied by third-party NAV of $26.85 per share 20

Experienced Management Team Significant real estate & public company experience spanning 30+ years Scott Fordham Dallas Lucas Bill Reister Jim Sharp Heath Johnson Scott McLaughlin Chief Executive President & Chief EVP & Chief Chief Financial Managing Director Senior Vice President Officer & Director Operating Officer Investment Officer Officer & Treasurer Asset Management Investor Relations Our team is 100% committed to optimizing the value of TIER’s common stock through execution of our strategic plan or pursuing other strategic alternatives, including public or private execution 21

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” "will," “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “outlook,” “would,” “could,” “should,” “objectives,” “strategies,” “opportunities,” “goals,” “position,” “future,” “vision,” “mission,” “strive,” “project,” "begin," "potential" and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: (i) market disruptions and economic conditions experienced by the economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; (ii) our ability to renew expiring leases and lease vacant spaces at favorable rates or at all; (iii) the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; (iv) the availability of cash flow from operating activities to fund distributions and capital expenditures; (v) our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise to fund our future capital needs; (vi) the availability and terms of financing, including the impact of higher interest rates on the cost and/or availability of financing; (vii) our ability to strategically acquire, develop or dispose of assets on favorable terms or at all; (viii) our level of debt and the terms and limitations imposed on us by our debt agreements; (ix) our ability to retain our executive officers and other key personnel; (x) unfavorable changes in laws or regulations impacting our business or our assets; and (xi) factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our most recent Form 10-K, as filed with the Securities and Exchange Commission. The modeling, projections, analyses, and other forward-looking information prepared by CoStar Portfolio Strategy, LLC (“CoStar”) and presented herein are based on financial and other information from public and proprietary sources, as well as various assumptions concerning future events and circumstances that are speculative, uncertain and subject to change without notice. Actual results and events may differ materially from the projections presented. All CoStar materials set forth herein (“CoStar Materials”) speak only as of the date referenced and may have materially changed since such date. CoStar does not purport that the CoStar Materials herein are comprehensive, and, while they are believed to be accurate, the CoStar Materials are not guaranteed to be free from error, omission or misstatement. CoStar has no obligation to update any of the CoStar Materials included in this document. All CoStar Materials are provided “as is,” without any guarantees, representations or warranties of any kind, including implied warranties of merchantability, non-infringement, title and fitness for a particular purpose. To the maximum extent permitted by law, CoStar disclaims any and all liability in the event any CoStar Materials prove to be inaccurate, incomplete or unreliable. CoStar does not sponsor, endorse, offer or promote an investment in the securities of TIER REIT, Inc. You should not construe any of the CoStar Materials as investment, tax, accounting or legal advice.

Austin Office-Using Employment & Population Growth1 The Domain Third + Shoal The Terrace Market Commentary1 Top-tier market with a highly educated workforce combined with pro-business government policy 10.7% Class A direct vacancy up from 8.7% in prior year YoY: 7.5% Class A rent growth / 1.3mm SF net absorption QoQ: 6.0% overall rent growth / 0.8mm SF net absorption 3.3mm SF under construction, ~57% pre-leased Five-year forecast of 1.3% avg. annual rent growth 1 Based on Moody’s Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 4Q’18 23

Dallas-Fort Worth Office-Using Employment & Population Growth1 Legacy Union Burnett 5950 Sherry Plaza Lane Market Commentary1 DFW’s diversified economy, affordability, location and quality of labor have put it on many corporate relocation lists 17.5% Class A direct vacancy, up from 16.8% in prior year YoY: 2.6% Class A rent growth / 4.6mm SF net absorption QoQ: 2.3% Class A rent growth / 1.3mm SF net absorption 4.1mm SF under construction, ~64% pre-leased Five-year forecast of 1.9% avg. annual rent growth 1 Based on Moody’s Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 4Q’18 24

Houston



Spring Valley Village
Hedwig Village
Hunters Creek Village
Piney Point Village
Memorial Park
Downtown Aquarium-Houston
Houston
The Menil Collection
BriarLake Plaza
West University Place
Houston Zoo
Southside Place
Bellaire



Office-Using Employment & Population Growth[1]



Employment & Population Growth (YoY)
10%
8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
(10%)
01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22
Houston Office-Using Employment Growth
National Office-Using Employment Growth
Houston Working Age Population Growth
National Working Age Population Growth

Market Commentary[1]

After several years of challenges, Houston expected to return to a more neutral state in the coming years

20.5% Class A total vacancy, up from 20.2% in prior year

YoY: 2.4% Class A rent growth / 0.9mm SF net absorption

QoQ: 0.8% Class A rent growth / 1.6mm SF net absorption

Sublease inventory 8.4mm SF as of 4Q'18, down 0.3mm SF from 3Q'18

2.6mm SF under construction, ~54% pre-leased

[1] Based on Moody's Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 4Q'18

25

Charlotte Office-Using Employment & Population Growth1 Bank of America Plaza Market Commentary1 Charlotte’s central location, affordable living costs and young, educated workforce make it a banking and finance hub 12.9% Class A direct vacancy, up from 12.4% in prior year YoY: 2.8% Class A rent growth / 0.1mm SF net absorption QoQ: 0.0% Class A rent growth / <0.1mm SF net absorption 2.1mm SF under construction, ~69% pre-leased Five-year forecast of 2.2% avg. annual rent growth 1 Based on Moody’s Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 4Q’18 for the Charlotte CBD 26

UPTOWN CHARLOTTE 27

Focused strategy Proven execution High-quality portfolio INVESTMENT RATIONALE Significant value creation opportunities Flexible balance sheet ir@tierreit.com www.tierreit.com Experienced management team 972.483.2400 Austin + Dallas + Houston + Charlotte + Atlanta + Denver + Nashville